Exhibit 10(a)

THIS OPTION HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH BOTH THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE RESTRICTIONS CONTAINED HEREIN. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE ACT.

                            STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (hereinafter the "Agreement"), is entered into under seal as of this 13th day of February, 1997 by and between CHOICES ENTERTAINMENT CORPORATION, a Delaware Corporation (hereinafter the "Corporation"), and Fred E. Portner, a resident of the Commonwealth of Virginia (hereinafter the "Optionee").

                                R E C I T A L S

      WHEREAS, the Corporation now desires to provide for the grant to the Optionee of an option to purchase certain shares of the Common Stock of the Corporation, upon certain stated terms and conditions.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration both the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby specifically agree under seal as follows:

      1. Grant of Option. In exchange for good and valuable consideration and Ten Dollars ($10.00) paid in hand by the Optionee to the Corporation, the Corporation hereby grants to the Optionee, subject to the provisions hereof, the right, privilege and option to purchase up to, but not exceeding, fifty-thousand (50,000) shares of the Common Stock of the Corporation, par value One Cent ($.01) per share (hereinafter the "Option"), at a per share exercise price of $0.05.

      2. Manner of Exercise. Subject at all times to the provisions of the Corporation's Certificate of Incorporation, as amended, the Option granted pursuant to this Agreement may be exercised by the Optionee at any time during the period of time commencing on August 13, 1997, and terminating at 5:00 p.m., prevailing New York time, on February 13, 2002 (hereinafter the "Expiration Date"). Said Option may be exercised from time to time prior to said Expiration Date, but in no instance for less than Ten Thousand (10,000) shares of the Common Stock of the Corporation at any one (1) time (unless a lesser number of shares shall then be the maximum number subject to exercise at that time and, if such is the case, the Optionee must exercise in toto, and not in part, all such shares subject to exercise at that time). It is expressly understood that any and all Options not exercised prior to the Expiration Date shall expire immediately and automatically thereon and become null and void without any further act or deed whatsoever at that time.

      3. Exercise of Option. The Option granted by this Agreement, to the extent the same is exercisable in accordance with the provisions set forth in Section 2 hereof, may be exercised only by delivering to the Secretary of the Corporation written notice of exercise in the form of the Notice of Exercise, attached hereto as Exhibit A and incorporated by reference herein, together with payment in the form of cash, check, bank draft or money order payable to the Order of Corporation in an amount equal to the total exercise price as set forth in
Section 1 hereof (hereinafter the "Exercise Price") for that number of shares purchased pursuant to said Notice of Exercise and a written statement that the shares are being purchased for the Optionee's own account, for investment only, and not with a view to distribution. This statement will not be required in the event that the offering of the securities pursuant to this Agreement is then registered under the federal Securities Act of 1933, as amended (hereinafter the "Act"), and any and all applicable similar state securities laws (hereinafter the "State Acts"). Within thirty (30) days after delivery of any Notice of Exercise as set forth hereinabove, the Corporation shall cause certificates for the number of shares of the Common Stock of the Corporation with respect to which such Option is exercised to be issued in the name of the Optionee.

      4. Option Stock. Any shares issued upon the exercise of the Option granted hereby shall be either authorized but unissued or reacquired shares of the Corporation's common stock, par value One Cent ($.01) per share (any such shares issued pursuant to such exercise, hereinafter the "Option Stock").

      5. Option Transfer Restrictions. The Option granted pursuant to this Agreement may not be transferred, assigned, pledged, sold, donated, hypothecated or otherwise disposed of in any way whatsoever, shall not be subject to attachment or similar process, and may be exercised, subject to the restrictions contained herein, only by the Optionee. Upon any attempt to transfer the Option granted pursuant thereto, or to assign, pledge, hypothecate, sell, donate or otherwise dispose of the same in any manner whatsoever, not in strict accordance with the provisions hereof, or upon the levy of any execution, attachment, or similar process upon such option, the Option shall immediately and automatically become null and void and without any force or effect whatsoever.

      6. Optionee Not a Stockholder. The Optionee shall not be deemed for any purpose to be a stockholder of the Corporation with respect to any shares as to which the Option granted hereunder has not been exercised in strict accordance hereof, with payment of the Exercise Price and issuance of certificates made as provided herein.

      7. Optionee's Representations & Warranties; Acknowledgement of Certain Facts.

            (a) The Optionee acknowledges that any and all securities to be acquired pursuant to this Agreement have not been registered under either the Act or the State Acts. Accordingly, the Optionee represents and warrants that the Option granted hereby and any Option Stock acquired pursuant hereto will be acquired for its own account and without a view to, the offer, offer for sale, or any sale in connection with, the distribution of either such Option or the Option Stock represented by such Option. The Optionee further represents and warrants that it will hold such Option Stock indefinitely unless subsequently registered under the Act and the State Acts or unless exemption from such registration is available and an opinion of counsel for the Corporation, in form and substance satisfactory to the Corporation, is obtained to that effect. Consequently, all certificates representing shares of Option Stock issued upon the exercise of the Option, or part thereof, shall bear a conspicuous legend in substantially the following form:

            "The securities represented by this certificate have not been registered under the Federal Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel and/or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

            (b) The Optionee recognizes that the securities to be acquired pursuant to this Agreement are highly speculative and involve a high degree of risk. The Optionee further recognizes that the Option granted hereby is not transferable except as specifically set forth herein and that the transferability of shares of the Option Stock is significantly restricted. The Optionee acknowledges that it has sufficient financial means to be able to sustain the loss of the amount necessary to exercise the Option or part thereof, should it choose to do so. The Optionee expressly recognizes and specifically acknowledges that the percentage of the Corporation's equity represented by this Option is subject to substantial dilution in any one of a variety of means, including, but not limited to, by way of a future issuance of stock, stock split, reverse stock split, stock dividend or other distribution, reclassification of outstanding shares, recapitalization or otherwise.

            (c) The parties agree that if the Corporation shall be advised by its legal counsel that the issuance of securities or transfer of the Option pursuant to this Agreement is not permitted under the Act or the State Acts, the Corporation may, in its discretion, defer either the delivery of any Option Stock to the Optionee or the transfer of the Option until such time as the same would be permitted by the Act and the State Acts, including by effecting registration of the same. The Optionee shall have no right to demand or force the Corporation to effect such registration.

            (d) The Optionee hereby acknowledges that the Corporation has provided it with the most recent financial statements of the Corporation, all prepared by the independent certified public accountant engaged by the Corporation, and further acknowledges that the Corporation has provided it with an opportunity to ask questions of and to receive answers from a person authorized to act on behalf of the Corporation concerning any aspect of the Corporation's present or future financial or business status and prospects. At reasonable times prior to the exercise of the Option, or part thereof, the Optionee may request and the Corporation shall thereafter again provide the Optionee with a balance sheet, a profit and loss statement, and a statement of changes in capital of the Corporation for the preceding year, all prepared by the independent certified public accountant then engaged by the Corporation, and furthermore, shall again provide the Optionee with an opportunity to ask questions of and to receive answers from any person authorized to act on behalf of the Corporation concerning any aspect of the Corporation's present and future financial or business status.

            (e) The Optionee represents and warrants that it is knowledgeable in business affairs and is a sophisticated investor with significant investment experience and has had the opportunity to discuss the suitability of both the purchase of this Option and the acquisition of the shares of the Option Stock with both its legal counsel and financial accountant.

            (f) The Optionee acknowledges that the exercise of the Option granted by this Agreement may, under certain circumstances, be restricted or prohibited by, and any shares of the Corporation's Common Stock may be issued only in accordance with, the Corporation's Certificate of Incorporation, as amended, including Article TENTH thereof.

      8. Further Assurances. The parties hereto hereby agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as either may at any time reasonably request in order to better assure and confirm unto each party their respective rights, powers and remedies conferred hereunder.

      9. Specific Performance. The parties hereto hereby expressly recognize and acknowledge that extensive and irreparable damage would result in the event that this Agreement is not specifically enforced. Therefore, their respective rights and obligations hereunder shall be enforceable in a court of equity by a decree of specific performance and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and any and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

      10. Notices. Any notice, payment, demand or any other communication required or permitted to be given hereunder shall be either in writing and mailed, telegraphed or delivered by hand to the applicable party or parties at the address(es) indicated below:

                        If to the Corporation:

                        Choices Entertainment Corporation
                        836 W. Trenton Avenue
                        Morrisville, PA 19067

                        Attn:  Ronald W. Martignoni, President


                        If to the Optionee:

                        Fred E. Portner
                        121 Montgomery Place
                        Alexandria, VA 22314

or, as to each party at such other address(es) as may be designated from time to time by such party or parties by like notice to the other parties, complying with this section. All such notices, payments, demands or other communications shall be deemed validly given and legally effective when: (a) deposited in the United States postal system, by either certified or registered mail, postage prepaid thereon and return receipt requested (in the case of notice via mail);
(b) handed over, delivered, or otherwise deposited with the telegraph company for transmission (in the case of telegraphic notice); or (c) placed in the hands of a competent adult authorized to accept the same (in the case of notice via hand delivery).

      11. Severability. If any term or provision of this Agreement is held or deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, this Agreement shall be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

      12. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the specific subject matter hereof and supersedes all prior written and/or oral understandings between the parties. As the final written expression of all of the agreements and understandings among the parties hereto, this Agreement is an exhaustive and complete expression of the parties' intent and therefore may be modified only by a writing signed by all of the parties.

      13. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall neither be considered a waiver nor deprive that Party of any right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by the Party to be charged therewith.

      14. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the heirs, personal representatives, legal successors and assigns of the respective parties hereto. Neither party shall assign this Agreement without the written consent of the others and any attempted assignment without said consent shall be null, void and without any effect whatsoever ab initio.

      15. Construction. This Agreement shall be governed, enforced, performed and construed in accordance with the laws of the State of Delaware (excepting those conflicts of laws provisions which would serve to defeat application of Delaware law).

      16. Counterparts. Provided that all parties hereto execute a copy of this Agreement, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      17. Headings. The headings contained herein are included solely for ease of reference and in no way shall limit, expand or otherwise affect either the substance or construction of the terms and conditions of this Agreement or the intent of the Parties hereto.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal as of the day and year first above written.

WITNESS/ATTEST:                           CORPORATION:

                                          CHOICES ENTERTAINMENT CORPORATION


By:/s/Mark Wiltshire                      By:/s/ Ronald W. Martignoni
   ----------------------------           -------------------------------
                                             Ronald  W. Martignoni
   (Assistant) Secretary                     Chief Executive Officer

                                          OPTIONEE:


                                             /s/ Fred E. Portner  (SEAL)
   ----------------------------           -------------------------------

                                                                       EXHIBIT A

                              NOTICE OF EXERCISE

TO:   Secretary
      Choices Entertainment Corporation



                                                ___________________, 19___


      RE:   Exercise of Stock Option.

      The undersigned, pursuant to the provisions set forth in that certain _________________, 19___ Stock Option Agreement (hereinafter the "Agreement"), hereby exercises his option under said Agreement and subscribes for and purchases _________________________________ (___________) shares of the Common
Stock, par value One Cent ($.01) per share, of Choices Entertainment Corporation (hereinafter the "Corporation"), and makes payment herewith in full therefore by the present delivery of its check, drawn in the amount of _____________ __________________________________ Dollars and ____________ Cents
($____________), representing the aggregate exercise price for the shares hereby purchased, as provided for in the Agreement.

      1. In connection herewith, the undersigned hereby expressly represents, warrants and covenants under seal as follows:

            (i) That the shares of Common Stock obtained by the undersigned pursuant to this Notice of Exercise (hereinafter collectively the "Shares") are being acquired by the undersigned for his own account with the present intention of holding such Shares for purposes of investment, and that he has no intention of selling such securities in a public distribution or otherwise in violation of either the Federal securities laws or any applicable State securities laws.

            (ii) That the Shares will be held by the undersigned indefinitely unless subsequently registered under the Federal Securities Act of 1933, as amended (hereinafter the "Act"), and any and all applicable similar state securities acts (hereinafter the "State Acts"), or unless an exemption from such registration is available and an opinion of counsel which (to the Corporation's reasonable satisfaction) is knowledgeable in securities law matters is obtained to that effect and delivered to the Corporation.

            (iii) That the undersigned has made such investigations of the
                  Corporation and has received all information and data that the undersigned has requested which he considers necessary in order to reach an informed decision as to the advisability of purchasing the Shares.

            (iv) That the undersigned is knowledgeable in business affairs and is a sophisticated investor with significant investment experience and has had the opportunity to discuss the suitability of the acquisition of the shares with both his legal counsel and financial accountant.

      2. Also in connection herewith, the undersigned specifically acknowledges under seal as follows:

            (i) That the Corporation has provided the undersigned with the most recent Financial Statements of the Corporation, including but not limited to, a balance sheet, a profit and loss statement and a statement of changes in financial condition, all as at the end of the most recent fiscal year and prepared by the independent Certified Public Accountant engaged by the Corporation.

            (ii) That the Corporation has provided the undersigned with an opportunity to ask questions of and to receive answers from a person authorized to act on behalf of the Corporation concerning any aspect of the Corporation's financial or business status.

            (iii) That, if the Shares have not been registered under either the
                  Act or the State Acts, the Shares cannot be resold unless subsequently registered under the Act and the State Acts unless an exemption from such registration is available and an opinion of counsel which (to the Corporation's reasonable satisfaction) is knowledgeable in securities law matters is obtained to that effect and delivered to the Corporation.

            (iv) That, the Shares issued, directly or indirectly, pursuant to this Notice of Exercise have not been registered under the Act and the State Acts, and the stock certificates of the Corporation that will evidence such Shares will be imprinted with a conspicuous legend in substantially the following form:

                    The securities represented by this certificate have not been registered under the federal Securities Act of 1933, as amended (the "Act"), or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) unless subsequently registered under the Act and all applicable State Acts, or unless an exemption from such registration is available and an opinion of counsel, such counsel to be satisfactory to the Corporation, is provided to that effect.

      IN WITNESS WHEREOF, the undersigned has executed, sealed and delivered this Notice of Exercise this ____ day of ___________, 19__.

WITNESS:

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